Exhibit 99.1

FOR IMMEDIATE RELEASE
A NASDAQ Listed Company: SGC

SUPERIOR GROUP OF COMPANIES REPORTS FOURTH QUARTER 2024 RESULTS

– Total net sales of $145.4 million versus $147.2 million in prior year fourth quarter –
– Net income of $2.1 million versus $3.6 million in prior year fourth quarter –
– EBITDA of $7.3 million versus $9.9 million in prior year fourth quarter –
– Board of Directors approves additional stock repurchase plan –
– Provides full-year outlook –

ST. PETERSBURG, Fla. – March 11, 2025 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its fourth quarter 2024 results.

“For 2024, we grew sales and diluted EPS 4% and 35%, respectively, while strengthening our balance sheet and making strategic investments in our people, services, products and technology.  Capping the year, our fourth quarter results came in as expected, placing us within our full-year outlook ranges which were raised in May of last year, and again reflecting back-end weighted results as anticipated,” said Michael Benstock, Chief Executive Officer. “While market conditions continue to reflect customer uncertainty, our team is demonstrating resilience and adaptability, and we are committed to tackling what we can control. Specifically, we are focused on cost management, operational efficiencies, customer experience and driving innovation, and when conditions turn we see tremendous opportunities for growth and market share opportunities across our three attractive end markets. Our outlook for 2025 reflects continued growth and margin expansion, and today our Board has approved a significant expansion of our share repurchase authorization.”

Fourth Quarter Results

For the fourth quarter ended December 31, 2024, net sales declined to $145.4 million compared to fourth quarter 2023 net sales of $147.2 million. Pretax income declined to $2.5 million compared to $4.2 million in the fourth quarter of 2023. Net income declined to $2.1 million or $0.13 per diluted share compared to $3.6 million or $0.22 per diluted share for the fourth quarter of 2023.

2025 Full-Year Outlook

The Company forecasts full-year 2025 net sales in the range of $585 million to $595 million, versus 2024 net sales of $565.7 million, and forecasts full-year earnings per diluted share in the range of $0.75 to $0.82, versus $0.73 in 2024.

Stock Repurchase Plan

The Board of Directors approved a new stock repurchase plan which authorizes the Company to repurchase up to an additional $17.5 million worth of its common stock. This plan will be in effect upon completion or expiration of the previous plan approved by the Board of Directors on August 12, 2024, which had authorized the repurchase of up to $10 million and through which the Company had purchased 523,472 shares for $7.4 million through year-end 2024.

The new stock repurchase plan, which has no expiration date, allows the Company to purchase common stock from time to time through, among other ways, open market purchases, privately negotiated transactions, block purchases, and/or pursuant to Rule 10b5-1 trading plans, subject to certain requirements and factors. The number of shares purchased and the timing of any purchases will depend upon a number of factors, including the price and availability of the Company’s stock and general market conditions. Shares repurchased may be reissued later in connection with employee benefit plans and other general corporate purposes.

Second Amendment to Credit Agreement

On March 7, 2025, the Company, entered into a Second Amendment to the Credit Agreement among the Company, the domestic subsidiaries of the Company, as guarantors, the lenders party thereto (the “Lenders”), and PNC Bank, National Association, as administrative agent for the Lenders, pursuant to which the Company is now allowed to make restricted payments in an amount not to exceed $30 million in any fiscal year, up from $20 million previously, which increase will allow the Company greater flexibility in paying dividends and funding share repurchases.

Webcast and Conference Call

The Company will host a webcast and conference call at 5:00 pm Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for International dialers. The Canadian Toll-Free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through March 18, 2025. To access the replay, dial 1-877-344-7529 in the United States or 1-412-317-0088 from international locations. Canadian dialers can access the replay at 855-669-9658. Please reference conference number 8841600 for replay access.

Disclosure Regarding Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release may include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short-term and long-term plans for cash (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; uncertainties related to a potential trade war, supply disruptions, inflationary environments (including with respect to shipping costs and the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the effect of the Company’s previously disclosed material weakness in internal control over financial reporting; the Company’s ability to successfully remediate its material weakness in internal control over financial reporting and to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:

Investors@Superiorgroupofcompanies.com

Comparative figures are as follows:

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Net sales	$145,408	$147,241	$565,676	$543,302

Costs and expenses:
Cost of goods sold	91,448	91,809	345,098	339,755
Selling and administrative expenses	50,020	49,198	199,926	184,060
Interest expense	1,461	2,060	6,358	9,718
	142,929	143,067	551,382	533,533
Income before income tax expense	2,479	4,174	14,294	9,769
Income tax expense	390	617	2,290	997
Net income	$2,089	$3,557	$12,004	$8,772

Net income per share:
Basic	$0.13	$0.22	$0.75	$0.55
Diluted	$0.13	$0.22	$0.73	$0.54

Weighted average shares outstanding during the period:
Basic	15,675,402	16,010,006	16,008,015	15,968,199
Diluted	16,250,792	16,238,736	16,504,384	16,159,308

Cash dividends per common share	$0.14	$0.14	$0.56	$0.56

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$18,766	$19,896
Accounts receivable	95,092	103,494
Inventories	96,675	98,067
Contract assets	51,688	48,715
Prepaid expenses and other current assets	10,831	9,188
Total current assets	273,052	279,360
Property, plant and equipment, net	41,879	46,890
Operating lease right-of-use assets	15,567	17,909
Deferred tax asset	13,835	12,356
Intangible assets, net	51,137	51,160
Goodwill	2,304	-
Other assets	17,360	14,775
Total assets	$415,134	$422,450

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,942	$50,520
Other current liabilities	44,367	43,978
Current portion of long-term debt	5,625	4,688
Current portion of acquisition-related contingent liabilities	814	1,403
Total current liabilities	101,748	100,589
Long-term debt	80,410	88,789
Long-term pension liability	13,315	13,284
Long-term acquisition-related contingent liabilities	935	557
Long-term operating lease liabilities	10,486	12,809
Other long-term liabilities	9,384	8,784
Total liabilities	216,278	224,812
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding - 16,484,921 and 16,564,712 shares, respectively	16	16
Additional paid-in capital	84,060	77,443
Retained earnings	120,139	122,464
Accumulated other comprehensive loss, net of tax	(5,359)	(2,285)
Total shareholders’ equity	198,856	197,638
Total liabilities and shareholders’ equity	$415,134	$422,450

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Years Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$12,004	$8,772
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,185	13,995
Inventory write-downs	2,423	2,346
Share-based compensation expense	4,270	3,787
Deferred income tax benefit	(1,581)	(1,635)
Change in fair value of acquisition-related contingent liabilities	437	(189)
Change in fair value of written put options	653	489
Other, net	739	749
Changes in assets and liabilities, net of acquisition of businesses:
Accounts receivable	7,977	1,051
Contract assets	(3,434)	4,310
Inventories	(1,031)	24,672
Prepaid expenses and other current assets	(2,375)	8,515
Other assets	(2,953)	(2,222)
Accounts payable and other current liabilities	1,934	13,310
Payment of acquisition-related contingent liabilities	(686)	(279)
Long-term pension liability	433	407
Other long-term liabilities	1,433	851
Net cash provided by operating activities	33,428	78,929

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(4,435)	(4,963)
Acquisition of businesses	(4,000)	-
Other investments	-	(545)
Net cash used in investing activities	(8,435)	(5,508)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving lines of credit	47,000	6,000
Payments under revolving lines of credit	(50,000)	(64,000)
Payment of term loan	(4,687)	(3,750)
Debt issuance costs	-	(300)
Payment of cash dividends	(9,284)	(9,188)
Payment of acquisition-related contingent liabilities	(897)	(553)
Proceeds received on exercise of stock options	1,128	175
Shares withheld for taxes	(317)	-
Common stock reacquired and retired	(7,417)	-
Net cash used in financing activities	(24,474)	(71,616)

Effect of currency exchange rates on cash	(1,649)	369
Net (decrease) increase in cash and cash equivalents	(1,130)	2,174
Cash and cash equivalents balance, beginning of year	19,896	17,722
Cash and cash equivalents balance, end of year	$18,766	$19,896

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Net income	$2,089	$3,557	$12,004	$8,772
Interest expense	1,461	2,060	6,358	9,718
Income tax expense	390	617	2,290	997
Depreciation and amortization	3,313	3,664	13,185	13,995
Intangible assets impairment charge	-	-	260	-
EBITDA(1)	$7,253	$9,898	$34,097	$33,482
EBITDA margin(1)	5.0%	6.7%	6.0%	6.2%

(1) EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, income tax expense, depreciation and amortization expense and impairment charges. EBITDA margin is defined as EBITDA divided by net sales. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences and (iii) asset base (depreciation and amortization and impairment charges). The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. EBITDA is not a measure of financial performance under GAAP.  EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company’s results of operations. The presentation of the Company’s EBITDA may change from time to time, including as a result of changed business conditions, new accounting pronouncements or otherwise. If the presentation changes, the Company undertakes to disclose any change between periods and the reasons underlying that change. The Company’s EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS

(Unaudited)

(In thousands)

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Year Ended December 31, 2024:
Net sales	$353,314	$119,191	$96,949	$(3,778)	$-	$565,676
Cost of goods sold	228,591	73,445	44,742	(1,680)	-	345,098
Gross margin	124,723	45,746	52,207	(2,098)	-	220,578
Selling and administrative expenses	94,384	41,149	42,999	(2,098)	23,492	199,926
Add: Depreciation and amortization	5,948	3,892	2,968	-	377	13,185
Intangible assets impairment charge	-	260	-	-	-	260
Segment EBITDA(1)	$36,287	$8,749	$12,176	$-	$(23,115)	$34,097

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Year Ended December 31, 2023:
Net sales	$342,680	$113,878	$91,500	$(4,756)	$-	$543,302
Cost of goods sold	228,053	71,597	42,352	(2,247)	-	339,755
Gross margin	114,627	42,281	49,148	(2,509)	-	203,547
Selling and administrative expenses	88,225	38,209	39,682	(2,509)	20,453	184,060
Add: Depreciation and amortization	6,744	3,925	2,942	-	384	13,995
Segment EBITDA(1)	$33,146	$7,997	$12,408	$-	$(20,069)	$33,482

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended December 31, 2024:
Net sales	$92,403	$30,337	$23,527	$(859)	$-	$145,408
Cost of goods sold	61,057	20,110	10,667	(386)	-	91,448
Gross margin	31,346	10,227	12,860	(473)	-	53,960
Selling and administrative expenses	23,898	10,218	10,563	(473)	5,814	50,020
Add: Depreciation and amortization	1,435	1,055	722	-	101	3,313
Segment EBITDA(1)	$8,883	$1,064	$3,019	$-	$(5,713)	$7,253

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Other	Total
For the Three Months Ended December 31, 2023:
Net sales	$97,725	$28,003	$22,565	$(1,052)	$-	$147,241
Cost of goods sold	63,561	17,725	10,807	(497)	-	91,596
Gross margin	34,164	10,278	11,758	(555)	-	55,645
Selling and administrative expenses	24,392	9,748	10,180	(555)	5,646	49,411
Add: Depreciation and amortization	1,918	911	732	-	103	3,664
Segment EBITDA(1)	$11,690	$1,441	$2,310	$-	$(5,543)	$9,898

(1) Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment Adjusted EBITDA include: interest expense, depreciation and amortization expense, impairment charges and any other items not tied to the operational performance of the segment. Total Segment EBITDA is a non-GAAP financial measure. Please see reconciliation of Adjusted EBITDA included in the Non-GAAP Financial Measures table above.